SUPPLEMENT DATED MARCH 12, 2018 TO THE PROSPECTUS

OF VANECK VECTORS ETF TRUST

Dated September 1, 2017

(as supplemented)

This Supplement updates certain information contained in the above-dated Prospectus for VanEck Vectors® ETF Trust (the “Trust”) regarding VanEck Vectors BDC Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF (each, a “Fund” and collectively, the Funds”), each a series of the Trust. You may obtain copies of the Funds’ Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective March 12, 2018, George Chao was replaced as a portfolio manager for the Funds by Guo Hua (Jason) Jin. Accordingly, the Prospectus is supplemented as follows:

1.	The information respecting George Chao in each Fund’s “Summary Information – Portfolio Management – Portfolio Managers” section of the Prospectus is hereby deleted and replaced with the following:

Name	Title with Adviser	Date Began Managing the Fund
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

2.	The information in the “Portfolio Managers” section of the Prospectus is hereby deleted and replaced with the following:

The portfolio manager who is currently responsible for the day-to-day management of each of VanEck Vectors EM Investment Grade + BB Rated Sovereign Bond ETF’s, VanEck Vectors Emerging Markets Aggregate Bond ETF’s, VanEck Vectors Emerging Markets High Yield Bond ETF’s, VanEck Vectors Fallen Angel High Yield Bond ETF’s, VanEck Vectors Green Bond ETF’s, VanEck Vectors International High Yield Bond ETF’s, VanEck Vectors Investment Grade Floating Rate ETF’s and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF’s portfolios is Francis G. Rodilosso. The portfolio managers who currently share joint responsibility for the day-to-day management of each of VanEck Vectors BDC Income ETF’s, VanEck Vectors Mortgage REIT Income ETF’s and VanEck Vectors Preferred Securities ex Financials ETF’s portfolios are Peter H. Liao, CFA and Guo Hua (Jason) Jin.

Mr. Rodilosso has been employed by the Adviser as a portfolio manager since March 2012. Mr. Rodilosso graduated from Princeton University in 1990 with a Bachelor of Arts and from the Wharton School of Business in 1993 with a Masters of Business Administration.

Mr. Liao has been employed by the Adviser as an analyst since the summer of 2004 and has been a portfolio manager since 2006. Mr. Liao graduated from New York University in 2004 with a Bachelor of Arts in Economics and Mathematics.

Mr. Jin has been employed by the Adviser as an analyst since January 2007 and has been a portfolio manager since 2018. Mr. Jin graduated from the State University of New York at Buffalo in 2004 with a Bachelor of Science degree in Business Administration with a concentration in Financial Analysis.

Each of Messrs. Jin, Liao and Rodilosso serve as a portfolio manager of other funds of the Trust. Messrs. Jin, Liao and Rodilosso also serve as portfolio managers for certain other investment companies and pooled investment vehicles advised by the Adviser. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of each Fund.

Please retain this supplement for future reference.